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EX-99.B19

                                     CONTROL LIST

ENTITY:  SM&R Capital Funds, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Maryland

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: Investment Advisory Agreement with Securities Management and Research, Inc. Securities Management and Research, Inc. and American National Insurance Company may have start-up and/or other investments in this company from time to time.


ENTITY:  Securities Management and Research, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Florida

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Insurance Company



ENTITY:  American National Insurance Company

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 37.6% of the voting securities are owned by the Libbie Shearn Moody Trust; 23.7% of the voting securities are owned by The Moody Foundation. The trustees of the Moody Foundation are Robert L. Moody, Frances Moody Newman (Robert L. Moody's mother), and Ross Rankin Moody (Robert L. Moody's son). Robert L. Moody is Chairman of the Board, Chief Executive Officer and a Director of American National Insurance Company. Mr. Moody is also Chairman of the Board, a Director and controlling shareholder of National Western Life Insurance Company, a Colorado insurance company.


ENTITY:  Libbie Shearn Moody Trust

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Not Applicable

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: Robert L. Moody is a beneficiary of the Trust. The Trustee of the Trust is The Moody National Bank of Galveston (the "Bank"). Moody Bank Holding Company, Inc. ("MBHC") owns approximately 97% of the outstanding stock of the Bank. Moody Bancshares, Inc. ("MBI") owns all of the outstanding stock of MBHC. Mr. Moody serves as Director and President of MBI and MBHC and as Chairman of the Board, Director and Chief Executive Officer of the Bank. The Three R Trusts, trusts created by Mr. Moody for the benefit of his children, own all of the MBI Class B stock (which elects a majority of MBI directors) and 47.5% of the MBI Class A stock.


ENTITY:  The Moody Foundation

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas


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THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL:  Robert L.
Moody, Ross Rankin Moody, and Frances Moody Newman are the trustees.


ENTITY:  American National Income Fund, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Maryland

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: Investment Advisory Agreement with Securities Management and Research, Inc. Securities Management and Research, Inc. and American National Insurance Company may have start-up and/or other investments in this company from time to time.


ENTITY:  American National Growth Fund, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Maryland

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: Investment Advisory Agreement with Securities Management and Research, Inc. Securities Management and Research, Inc. and American National Insurance Company may have start-up and/or other investments in this company from time to time.


ENTITY:  Triflex Fund, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Maryland

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: Investment Advisory Agreement with Securities Management and Research, Inc. Securities Management and Research, Inc. and American National Insurance Company may have start-up and/or other investments in this company from time to time.


ENTITY:  American National Investment Accounts, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Maryland

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: Investment Advisory Agreement with Securities Management and Research, Inc. Securities Management and Research, Inc. and American National Insurance Company may have start-up and/or other investments in this company from time to time.


ENTITY:  ANREM Corp.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by Securities Management and Research, Inc.


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ENTITY:  Base Securities Systems, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by ANREM Corp.


ENTITY:  Lighthouse Refreshment Company, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by ANREM Corporation.


ENTITY:  ANTAC, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Insurance Company


ENTITY:  Standard Life and Accident Insurance Company

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Oklahoma

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Insurance Company


ENTITY:  American National Life Insurance Company of Texas

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Insurance Company


ENTITY:  Garden State Life Insurance Company

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: New Jersey

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Insurance Company


ENTITY:  American National Property and Casualty Company


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STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Missouri

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Insurance Company


ENTITY:  American National Insurance Services Company

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Missouri
THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Property and Casualty Company


ENTITY:  American National General Insurance Company

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Missouri

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Property and Casualty Company


ENTITY:  ANPAC General Agency of Texas, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Property and Casualty Company


ENTITY:  ANPAC Lloyds Insurance Management, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Property and Casualty Company


ENTITY:  Pacific Property and Casualty Company

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: California

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Property and Casualty Company.


ENTITY:  Gal-Tex Hotel Corp.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas


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THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL:  33.0% of
the voting securities are owned by The Moody Foundation; 51.0% of the voting securities are owned by the Libbie Shearn Moody Trust


ENTITY:  Gal-Tenn Corp.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by Gal-Tex Hotel Corp.


ENTITY:  Gal-Tex Management Company

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by Gal-Tex Hotel Corp.


ENTITY:  Gal-Tex Woodstock, Inc.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by Gal-Tex Hotel Corporation.


ENTITY:  New Paxton Hotel Corporation

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by Gal-Tex Hotel Corp.


ENTITY:  GTG Corporation

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by Gal-Tex Hotel Corp.


ENTITY:  Ridgedale Festival Joint Venture

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas


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THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL:  50% owned by American National Insurance Company


ENTITY:  South Shore Harbour Development, Ltd.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 95% limited partnership interest


ENTITY:  Harbour Title Company

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: South Shore Harbour Development, Ltd. has a 50% stock ownership interest.


ENTITY:  Gateway Park Joint Venture

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: South Shore Harbour Development, Ltd. has a 50% joint venture interest.


ENTITY:  Lincolnshire Equity Fund, L.P.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Delaware

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 12.6% limited partnership interest


ENTITY:  Panther Creek Limited Partnership

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 99% limited partnership interest


ENTITY:  Maya Energy Limited Partnership

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 99% limited partnership interest



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ENTITY:  Marina Plaza Joint Venture

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 50% interest


ENTITY:  Terra Venture Bridgeton Project Joint Venture

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: 100% owned by American National Insurance Company


ENTITY:  Rodeo Square

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 95% interest


ENTITY:  American Hampden Joint Venture

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 98% interest


ENTITY:  Timberlake Associates Joint Venture

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns approximately 98% interest


ENTITY:  Marina One Joint Venture

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 50% interest


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ENTITY:  Kearns Building Joint Venture

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 85% interest


ENTITY:  American National - Clear Lake 2 Joint Venture

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 88% interest


ENTITY:  Third and Catalina, Ltd.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 49% limited partnership interest


ENTITY:  Timbermill, Ltd.

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 99% limited partnership interest


ENTITY:  Town and Country Joint Venture

STATE UNDER THE LAWS OF WHICH ENTITY IS ORGANIZED: Texas

THE PERCENTAGE OF VOTING SECURITIES OWNED OR OTHER BASIS OF CONTROL: American National Insurance Company owns a 99% limited partnership interest


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